JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 27, 2015

Dear Contract O wner:

We are writing to inform you of an important matter concerning your allocation of contract values under your variable life insurance policy or variable annuity contract to the investment division of your separate account that invests in the JNL/Mellon Capital Global Alpha Fund, a series of JNL Series Trust (the “Acquired Fund”). At a meeting held on January 13, 2015, the Board of Trustees of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into the JNL/AQR Managed Futures Strategy Fund, a series of the JNL Series Trust (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Shareholders were first notified of the reorganization in a supplement dated January 16, 2015 to the Acquired Fund’s Prospectus, dated April 28, 2014, as supplemented.

The Board, after careful consideration, approved the reorganization. After considering the recommendation of Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, the Board concluded that: (i) the reorganization will benefit the shareholders of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Effective April 24, 2015 (the “Closing Date”), you will indirectly own shares in the Acquiring Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization will not cause any fees or charges under your contract to be greater after the reorganization than before, and the reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

While no action is required of you with regard to the reorganization, you may wish to take other actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (“Divisions”) of the separate account. You may execute certain changes prior to the reorganization, in addition to following the reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs.  In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek total return and invest globally.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about April 27, 2015.

If you want to change your allocations instructions as to your future premium payments or the programs, if you require summary descriptions of the other underlying funds and Divisions available under your contract, or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565

www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Very truly yours,

/s/ Mark D. Nerud
Mark D. Nerud
President and Chief Executive Officer
JNL Series Trust

INFORMATION STATEMENT

for

JNL/Mellon Capital Global Alpha Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/AQR Managed Futures Strategy Fund, a series of JNL Series Trust

Dated
February 27, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract O wners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 27, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital Global Alpha Fund (the “Global Alpha Fund” or the “Acquired Fund”), a portfolio of the JNL Series Trust (the “Trust”). The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Information Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract O wners and other shareholders on or about March 4, 2015.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS OR DETERMINED IF THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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At a meeting of the JNL Series Trust’s (the “Trust”) Board of Trustees held on January 13, 2015, the Board of Trustees approved the Plan of Reorganization, which provides for the reorganization of the Global Alpha Fund into the JNL/AQR Managed Futures Strategy Fund (“AQR Fund” or the “Acquiring Fund”), a series of the Trust.  The reorganization referred to above is referred to herein as the “Reorganization.”

This Information Statement/Prospectus, which you should retain for future reference, contains important information regarding the Reorganization that you should know.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.

The following documents have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Trust, each dated April 28, 2014, as supplemented, with respect to the Global Alpha Fund and the AQR Fund (File Nos. 033-87244 and 811-8894);

2.	The Annual Report to Shareholders of the Trust with respect to the Global Alpha Fund and the AQR Fund for the fiscal year ended December 31, 2013 (File Nos. 033-87244 and 811-8894);

3.	The Semi-Annual Report to Shareholders of the Trust with respect to the Global Alpha Fund and the AQR Fund for the fiscal year ended June 30, 2014 (File Nos. 033-87244 and 811-8894);

4.	The Statement of Additional Information dated February 27, 2015, relating to the Reorganization (File No. 333-201555).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Shareholders and Contract O wners can learn more about the Acquired Fund and Acquiring Fund in the Trust’s Annual Report listed above, which has been furnished to shareholders and Contract O wners.  Shareholders and Contract O wners may request another copy thereof, without charge, by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.   Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the Trust at the SEC’s Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

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SUMMARY

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Reorganization

This Information Statement/Prospectus is being distributed to shareholders with amounts invested in the Acquired Fund as of February 27, 2015 to inform them of the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are sometimes referred to herein as a “Fund.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”), of which only Class A shares currently are available.  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”), of which only Class A shares currently are available.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract O wners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective, principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the Trust decides upon (the “Closing Date”).  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund shares, as applicable, that were held by the shareholder as of the Closing Date.  Similarly, each Contract O wner whose Contract values are invested in shares of the Acquired Fund would become an indirect owner of shares of the Acquiring Fund. Each such Contract O wner would indirectly hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund Shares, as applicable, that were indirectly held by the Contract O wner as of the Closing Date.  The Trust believes that there will be no adverse tax consequences to Contract O wners as a result of the Reorganizations.  Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Trust’s Board of Trustees (the “Board”) unanimously approved the Plan of Reorganization with respect to the Global Alpha Fund.  The Trust’s Declaration of Trust, By-Laws and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of Acquired Fund, shareholders are not being asked to vote on the Reorganization. Please see “Additional Information about the Reorganization – Board Considerations” below for further information.

DESCRIPTION OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE GLOBAL ALPHA FUND INTO THE AQR FUND

Summary of the Funds and the Key Terms of the Reorganization

The following summarizes key information regarding the Funds and the Reorganization.  More complete discussions are located elsewhere in the Information Statement/Prospectus.

•
The Funds have comparable investment objectives.  The Global Alpha Fund seeks total return and the AQR Fund seeks absolute return. The Funds also have the same fundamental policies and restrictions.  Both the Global Alpha and AQR Funds are “non-diversified” funds for the purposes of the 1940 Act.  For a detailed comparison of the each Fund’s fundamental policies and restrictions, see “Comparison of Fundamental Policies” below.

•
Although the Funds have comparable investment objectives, both Funds have different investment strategies. Each Fund invests primarily in futures contracts, futures-related instruments, swaps and forward contracts.  The Global Alpha Fund seeks to achieve its objective by investing in instruments that provide exposure to global equity, bond and currency markets through long and short positions in futures, options and forward contracts.  The AQR Fund seeks exposure to developed and emerging market exchange-traded futures, futures-related instruments, swaps and forward contracts currently across four major asset classes (commodities, currencies, fixed income, and equities).  In addition, the AQR Fund has the ability to gain exposure to commodity futures and swaps primarily by investing in the JNL/AQR Managed Futures Strategy Fund Ltd., a wholly owned and controlled subsidiary of the AQR Fund, organized under the laws of the Cayman Islands as an exempted company. The Global Alpha Fund does not have a corresponding strategy.  For a detailed comparison of the each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.

•
The Funds also have some overlap in their principal risks, although there are differences of which you should be aware.  Each Fund’s principal risks include commodities-linked derivatives risk, commodities regulatory and tax risk, credit risk, currency risk, derivatives risk, foreign regulatory risk, foreign securities risk, forward and foreign currency exchange contracts risk, interest rate risk, managed portfolio risk, non-diversification risk, and swaps risk.  The Global Alpha Fund, however, also is subject to allocation risk and commodity-linked notes risk, while the AQR Fund is not.  In addition, the principal risks of investing in the AQR Fund also include commodity risk, counterparty and settlement risk, currency management strategies risk, emerging markets risk, fixed income risk, forward and futures contract risk, hedging instruments risk, investment in money market mutual funds risk, investment in other investment companies risk, investment strategy risk, leverage risk, market risk, model risk, portfolio turnover risk, short sales risk, subsidiary risk, tax risk, U.S. Government securities risk, and volatility risk, which are not principal risks of investing in the Global Alpha Fund.  For a detailed comparison of the each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B .

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for the Funds and would continue to manage and administer the AQR Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Trust’s Board of Trustees, to appoint, dismiss and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers without obtaining shareholder approval.  However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed AQR Capital Management, LLC (“AQR Capital”) to managed the assets of the AQR Fund. JNAM has appointed Mellon Capital Management Corporation (“Mellon Capital”) to manage the assets of the Global Alpha Fund.  It is anticipated that AQR Capital will continue to advise the AQR Fund after the Reorganization.  For a detailed description of the Adviser and the AQR Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “- The Sub-Advisers” below.

•
The Global Alpha Fund and AQR Fund had net assets of approximately $46 million and $413 million, respectively, as of June 30, 2014.  Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $459 million.

•
Class A shareholders of the Global Alpha Fund will receive Class A shares of the AQR Fund, and Class B shareholders of the Global Alpha Fund will receive Class B shares of the AQR Fund, pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.   The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section

368(a) of the Internal Revenue Code of 1986 (the “Code”).  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Funds” below for more information.

•
It is estimated that the total annual fund operating expense ratios for the AQR Fund’s Class A and Class B shares, following the Reorganization, will be higher than those of the Global Alpha Fund’s Class A and Class B shares, respectively.  The Global Alpha Fund and AQR Fund both have an expense ratio before acquired fund fees and expenses of 1.35%; however, the AQR Fund has a higher total annual fund operating expenses ratio that is 10 basis points higher than the total annual fund operating expense ratio of the Global Alpha Fund. This amount is attributable entirely to acquired fund fees and expenses, which reflects the indirect costs of investing in other investment companies that the Fund bears. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
The maximum management fee for the Global Alpha Fund is equal to an annual rate of 1.00% of its average daily net assets, while the maximum management fee for the AQR Fund is equal to an annual rate of 0.95% of its average daily net assets.  The administrative fee payable to JNAM as administrator for the Global Alpha Fund is 0.15% of the average daily net assets.  The administrative fee payable to JNAM as administrator for the AQR Fund is 0.20% of the average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Funds” below.

•
Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the AQR Fund.  It is not expected that the AQR Fund will revise any of its investment policies following the Reorganization to reflect those of the Global Alpha Fund.  JNAM has reviewed each Fund’s current portfolio holdings and determined that although some of the Global Alpha Fund’s holdings are consistent with the investment strategies of the AQR Fund, many of the Global Alpha Fund’s current holdings do not overlap with the AQR Fund’s current holdings.  It is currently anticipated that a majority of the Global Alpha Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the AQR Fund’s investment process. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

•
The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2013.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)
Global Alpha Fund	AQR Fund	Pro Forma AQR Fund
Not applicable.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Global Alpha Fund		AQR Fund		Pro Forma AQR Fund (assuming expected operating expenses due to the Reorganization)
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee	1.00%	1.00%	0.95%	0.95%	0.93%	0.93%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses1	0.15%	0.15%	0.20%	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.38%	1.18%	1.48%	1.28%	1.46%	1.26%

1 “Other Expenses” include an Administrative Fee payable to JNAM. The administrative fee payable to JNAM for the Global Alpha Fund is 0.15%. The administrative fee payable to JNAM for the AQR Fund is 0.20%.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2013; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Alpha Fund
Class A	$141	$437	$755	$1,657
Class B	$120	$375	$649	$1,432
AQR Fund
Class A	$151	$468	$808	$1,768
Class B	$130	$406	$702	$1,545
Pro Forma AQR Fund, as of 12/31/2013 (assuming expected operating expenses due to the Reorganization)
Class A	$149	$462	$797	$1,746
Class B	$128	$400	$692	$1,523

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended December 31, 2013, the portfolio turnover rates for the Global Alpha Fund and AQR Fund were 0% and 0%, respectively, of the average value of the respective Fund. In accordance with industry practice, certain derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the Class A 0% and Class B 0% portfolio turnover rates reported above.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the AQR Fund with those of the Global Alpha Fund.

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser AQR Capital Management, LLC (“AQR”)	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital Management Corporation (“Mellon Capital”)

Comparison of Investment Objectives, Principal Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the AQR Fund with those of the Global Alpha Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risk, see Appendix B.

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
Investment Objective The investment objective of the Fund is to seek positive absolute returns.	Investment Objective The investment objective of the JNL/Mellon Capital Global Alpha Fund is to seek total return.
Principal Investment Strategies

To pursue its investment objective, the Fund invests primarily in a portfolio of futures contracts, futures-related instruments and swaps (defined below).  The Fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, swaps and forward contracts across four major asset classes (commodities, currencies, fixed income and equities).  The Fund’s universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Principal Investment Strategies

To achieve this objective, the Fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a complete market cycle; typically a period of several years.  The Fund is not managed to a benchmark index.  Rather than managing to track a benchmark index, the Fund seeks to provide returns that are largely independent of market moves.

Generally, the Fund invests in futures contracts, futures-related instruments and equity swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures and swaps, global developed fixed income futures and bond futures and swaps (collectively, “Instruments”).  The Fund will seek to gain exposure to commodity futures and swaps primarily by investing in the Subsidiary, which invests primarily in those futures and swaps (as described more fully below).  These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities.  The Fund may also invest in fixed income securities, money market instruments, and cash.  There are no geographic limits on the market exposure of the Fund’s assets.  This flexibility

The Fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities.  The Fund’s investments will be focused among the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.  The Fund ordinarily invests in at least three countries.  The Fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options and forward contracts, which should enable the Fund’s portfolio managers to implement investment decisions quickly and cost-effectively.  The Fund will use futures and options as a substitute for long and short investments in conventional securities and currencies.  The Fund also will invest in fixed income securities, such as bonds, notes (including structured notes), and money market instruments, to

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
allows the Sub-Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.  The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
provide exposure to bond markets and for liquidity and income.
The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity Instruments.  Once a trend is determined, the Fund will take either a long or short position in the given Instrument.  The owners of a “long” position in a derivative instrument will benefit from an increase in price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in price of the underlying investment.  The size of the position taken will relate to the Sub-Adviser’s confidence in the trend continuing as well as the Sub-Adviser’s estimate of the Instrument’s risk.  The Sub-Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

The Fund’s Sub-Adviser seeks to deliver value added excess returns (“alpha”) by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.  Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world.  To construct a portfolio of long and short positions, the portfolio managers calculate the expected returns for the asset classes in such countries and then evaluate the relative value of stock and bond markets across equity markets, across bond markets, and among currencies.  The portfolio managers have considerable latitude in allocating the Fund’s assets and in selecting derivative instruments and securities to implement the Fund’s investment approach, and there is no limitation as to the amount of Fund assets required to be invested in any one asset class.  The Fund’s portfolio will not have the same characteristics as its performance baseline benchmark – the Citibank 30-Day Treasury Bill Index – because the Fund seeks excess return above the benchmark.  The portfolio managers also assess and manage the overall risk profile of the Fund’s portfolio.

The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.

For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive expected returns for stocks, bonds, and currencies in each country. The models then incorporate the risk and correlation of those assets with robust risk controls in order to come up with a portfolio that is expected to produce positive returns that have a low correlation with major markets.  The portfolio managers tend to favor markets in developed countries that have attractive valuations on a risk adjusted basis.

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
The Sub-Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among long-term government bond markets.  The most relevant long-term bond yield within each country serves as the expected return for each bond market.  The portfolio managers tend to favor developed countries whose bonds have been identified as offering greater return for bearing inflation and interest rate risks.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.  The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage.  Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Sub-Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so.  There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The portfolio managers determine the relative value of equities versus bonds within a specific country market by comparing the expected returns for the country’s equities and bonds.  When assessing the relative valuation of equity versus bond markets, the portfolio managers are measuring the “risk premium” within a country, that is, whether there is, and, if so, how much of, an increased return for having investment exposure to asset classes that are perceived to be riskier.  The portfolio managers then determine the allocation of the Fund’s assets between the country’s equity and bond markets.

The Sub-Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect.  Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  Higher volatility generally indicates higher risk.  The Fund’s returns are expected to be volatile; however, the Sub-Adviser, on average, will target an annualized volatility level for the Fund of 10%.  The Sub-Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market or

The Fund will use to a significant degree derivative instruments, such as options, futures, and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy.  The Fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the Fund.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  The Fund also may purchase or sell securities on a forward commitment (including “TBA” (to be

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
economic conditions.  Actual or realized volatility can and will differ from the forecasted or target volatility described above.

When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The Sub-Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.  The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.

announced) basis).  These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times.  The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage and require the Fund to “set aside” (often referred to as asset segregation”) liquid assets, or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain Instruments that have the economic effect of financial leverage (as described above).  The Fund, however, is not subject to any additional limitations on its net long and short exposures.  For more information on the asset segregation requirements and these and other risk factors, please see the “Principal Risks of Investing in the Fund.”

The Fund may “sell short” securities and other instruments that it does not own, with the intention of purchasing them back later at a lower price, enabling the fund to profit if prices fall.  The portfolio managers, however, intend to employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered “leverage” and involves unlimited risk.  The Fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities (including U.S. treasury bills), U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity.  These cash or cash equivalent holdings may serve as collateral or coverage for the positions the Fund takes and also earn income for the Fund.  While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.

The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The Fund intends to make investments through the Subsidiary and may invest up to 25% of the value of its	No corresponding strategy.

Acquiring Fund	Acquired Fund
AQR Fund	Global Alpha Fund
total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to RICs. Unlike the Fund, the Subsidiary may invest without limitation in derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and non-fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary is advised by JNAM and has the same money managers as the Fund. The Trust’s President and Vice President, who are the President and Chief Operating Officer, respectively, of JNAM, serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary’s portfolio pursuant to which JNAM has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays. See section entitled “Management Fee” in the Prospectus.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.   For additional information about each principal risk and other applicable risks, see Appendix B.

Risks	AQR Fund	Global Alpha Fund
Allocation risk		X
Commodity-linked derivatives risk	X	X
Commodity-linked notes risk		X
Commodities regulatory and tax risk	X	X
Commodity risk	X
Counterparty and settlement risk	X
Credit risk	X	X
Currency management strategies risk	X
Currency risk	X	X
Derivatives risk	X	X
Emerging markets risk	X
Fixed income risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Forward and futures contract risk	X
Forward foreign currency exchange contracts risk	X	X
Hedging instruments risk	X
Interest rate risk	X	X
Investment in money market mutual funds risk	X
Investment in other investment companies risk	X
Investment strategy risk	X
Leverage risk	X
Managed portfolio risk	X	X

Risks	AQR Fund	Global Alpha Fund
Market risk	X
Model risk	X
Non-diversification risk	X	X
Portfolio turnover risk	X
Short sales risk	X
Subsidiary risk	X
Swaps risk	X	X
Tax risk	X
U.S. Government securities risk	X
Volatility risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the AQR Fund with those of the Global Alpha Fund.

	Acquiring Fund	Acquired Fund
	AQR Fund	Global Alpha Fund
(1)	The Fund is “non-diversified.”	Same.
(2)
No Fund (except certain Funds not including the Acquiring Fund) may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).
Same.
(3)
No Fund may invest directly in real estate or interests in real estate (except certain Funds not including the Acquiring Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses.
Same.
(4)	N/A	N/A
(5)
No Fund (except certain Funds not including the Acquiring Fund) may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and
Same.

	Acquiring Fund	Acquired Fund
	AQR Fund	Global Alpha Fund
forward contracts or from investing in securities or other instruments backed by physical commodities).
(6)
No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(7)	No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.	Same.
(8)
No Fund may invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.
Same.
(9)
No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for certain Funds not including the Acquiring Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund’s (not applicable to the Funds noted above that do not include the Acquiring Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.
Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds .  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Global Alpha Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 9/30/2010)	Worst Quarter (ended 03 /31/201 4 )
3.60%	- 6 . 66%

Global Alpha Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 9/30/2010)	Worst Quarter (ended 03 /31/201 4 )
3.60%	- 6.51%

AQR Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 12/31/201 4 )	Worst Quarter (ended 03 /3 1 /201 4 )
9.30%	- 6.12%

AQR Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 12/31/201 4 )	Worst Quarter (ended 03 /3 1 /201 4 )
9.40%	- 6.10%

Global Alpha Fund – Average Annual Total Returns as of December 31, 201 4
	1 Year	5 Year	Since Inception (September 28, 2009)
Global Alpha Fund – Class A	-1.3 4%	0.81%	0. 54%
Global Alpha Fund – Class B	- 0.96%	1.03%	0.77%
Citigroup 1-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	0.0 2%	0.06%	0. 06%
HFRX Absolute Return Index (index reflects no deduction for fees, expenses or taxes)	0.79%	0.25%	0. 34%

AQR Fund – Average Annual Total Returns as of December 31, 201 4
	1 Year	Since Inception (August 29, 2011)
AQR Fund – Class A	9.09%	4.73%
AQR Fund – Class B	9.40%	4.95%
BofA Merrill Lynch Treasury Bill Index (3 month) (index reflects no deduction for fees, expenses or taxes)	0.03%	0.07%
Credit Suisse Managed Futures Hedge Fund Index (index reflects no deduction for fees, expenses or taxes) *	18.37%	1.90%
S&P Diversified Trends Indicator Total Return Index (index reflects no deduction for fees, expenses or taxes)	7.03%	-2.25%
*Credit Suisse Managed Futures Hedge Fund Index for Life of Fund annualized return data is only available for monthly periods.  The since inception annualized return for the Index begins on August 31, 2011, the closest available date to the Fund’s inception. The Fund’s performance for the period beginning on August 31, 2011 was 3.06% for Class A shares and 3.24% for Class B shares.

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2014 and of the AQR Fund on a pro forma combined basis as of June 30, 2014 after giving effect to the proposed Reorganization on that date. The actual net assets of the Global Alpha Fund and the AQR Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the AQR Fund will be received by shareholders of Global Alpha Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of AQR Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Global Alpha Fund – Class A	$45,604,091	$9.40	4,850,422
AQR Fund – Class A	413,254,319	9.75	42,393,390
Adjustments (a)			(173,079) (b)
Pro forma AQR Fund – Class A	458,858,410	9.75	47,070,733
Global Alpha Fund – Class B	136,928	9.50	14,418
AQR Fund – Class B	101,797	9.78	10,407
Adjustments			(417) (b)
Pro forma AQR Fund – Class B	238,725	9.78	24,408
(a)
The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganizations” below for more information.

(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Global Alpha Fund to reflect the exchange of shares of the AQR Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Global Alpha Fund by the shareholders of the AQR Fund.  If the Reorganization had taken place on June 30, 2014, the shareholders of the Global Alpha Fund would have received 4,677,343 and 14,001 Class A and Class B shares, respectively, of the AQR Fund.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the Global Alpha Fund.

*     *     *     *     *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

The assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of each class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of each class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 24, 2015, or on a later date the Trust decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.  The Acquiring Fund is a series of the Trust.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Acquiring Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust currently offers two classes of shares – Class A and Class B shares.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Trust’s Board of Trustees held on January 13, 2015, JNAM recommended that the Board of Trustees consider and approve the Reorganization.  The Board of Trustees requested, and JNAM provided, such information regarding the Reorganization as the Board determined to be necessary to evaluate the Reorganization.  In connection with the Reorganization proposed by JNAM, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”), considered the materials provided by JNAM and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Reorganization is part of a restructuring designed to eliminate the duplication of costs and other inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and achieve economies of scale. The objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders, Contract O wners and plan participants. In determining whether to approve the Reorganization with respect to the Acquired Fund and the Acquiring Fund, the Trustees, including the Disinterested Trustees, considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Reorganization will permit the Contract O wners with Contract values allocated to the Acquired Fund to continue to invest in a professionally managed fund having comparable investment objectives to that of the Acquired Fund currently. The Global Alpha Fund seeks total return and the AQR Fund seeks absolute return.  Although the Funds have comparable investment objectives, both Funds have different investment strategies.  Each Fund invests primarily in futures contracts, futures-related instruments, swaps and forward contracts.  The Global Alpha Fund seeks to achieve its objective by investing in instruments that provide exposure to global equity, bond and currency markets through long and short positions in futures, options and forward contracts.  The AQR Fund seeks exposure to developed and emerging markets through exchange-traded futures, futures-related instruments, swaps and forward contracts currently across four major asset classes (commodities, currencies, fixed income, and equities).  In addition, the AQR Fund has the ability to gain exposure to commodity futures and swaps primarily by investing in the JNL/AQR Managed Futures Strategy Fund Ltd., a wholly owned and controlled subsidiary of the AQR Fund, organized under the laws of the Cayman Islands as an exempted company.  The Global Alpha Fund does not have a corresponding strategy.  The Funds also have the same fundamental policies and restrictions.

For a full description of key similarities of and differences between the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Principal Policies and Strategies”.

•
Operating Expenses.  The proposed Reorganization will result in total annual fund operating expense ratios that are higher than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2013, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund.  The Global Alpha Fund and AQR Fund both have an expense ratio before acquired fund fees and expenses of 1.35%; however, the AQR Fund has a higher total annual fund operating expenses ratio that is 10 basis points higher than the total annual fund operating expense ratio of the Global Alpha Fund. This amount is attributable entirely to acquired fund fees and expenses, which reflects the indirect costs of investing in other investment companies that the Fund bears. See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Reorganization would benefit Contract O wners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of June 30, 2014, the Global Alpha Fund had net assets of approximately $46 million as compared to net assets of approximately $413 million for the AQR Fund. See “Capitalization.”  JNAM informed the Trustees that because the Acquired Fund does not have good prospects for growth, and thus increasing its size, reorganizing it into the Acquiring Fund appeared to be the best way to offer Contract O wners and other investors comparable investment alternatives with sufficient assets to be operated more efficiently than the Acquired Fund. JNAM also informed the Trustees that the combined Funds would also realize greater economies of scale through more efficient trading.

•
Performance.  The Acquiring Fund has had better performance than the Acquired Fund recently.  During calendar year 2013 the AQR Fund returned 7.08% and 7.19% for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the Global Alpha Fund returned -1.37% and -1.17% for Class A shares and Class B shares, respectively.

•
Investment Adviser, Sub-Advisers and Other Service Providers.  The Acquired Fund will retain the same investment adviser and other service providers under the Reorganizations as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquired Fund is Mellon Capital. The sub-adviser for the Acquiring Fund is AQR Capital Management, LLC.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•	Tax-Free Reorganization. The Reorganization will have no tax effect on Contract O wners or others with beneficial interests in the Acquired Fund.

•
Costs of Reorganization.  The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganizations” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board of Trustees, including their disinterested Trustees, each separately considered a variety of factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholders, Contract O wners' and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to shareholders, Contract O wners and plan participants of having a larger asset base in the combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal tax consequences to Contract O wners of the Reorganization; and (8) the costs of the Reorganization. The Board also considered that the Acquired Fund was likely to remain relatively small and encounter continuing difficulties in attracting assets as well as possible alternatives to the Reorganization.

JNAM also advised the Board of Trustees that the Trust’s Declaration of Trust, By-Laws and applicable state law do not require shareholder approval of the Reorganization.  Moreover, JNAM advised the Trustees that Rule 17a-8 under 1940 Act does not require shareholder approval of the Reorganization because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of the Acquired Fund and the Acquiring Fund, there is no material difference between the respective advisory and sub-advisory contracts, and the distribution fees permitted under the Trust’s Rule 12b-1 Plan are the same for both Funds.

For the reasons described above, the Trust’s Board of Trustees, including all of its Disinterested Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s Contract O wners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on January 13, 2014, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract O wners and others with beneficial interests in the Acquired Fund.  In addition, the Board of Trustees determined that because applicable legal requirements do not require shareholder approval under these circumstances, shareholders would not be asked to vote on the Reorganization.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.

As a condition to consummation of the Reorganization, the Trust will receive an opinion from qualified legal counsel (“Counsel”), with respect to the Reorganization and the Funds participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Plan of Reorganization, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Fund will recognize any gain or loss on the Reorganization; (3) the Acquired Fund shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the applicable Closing Date); and (5) the Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contract O wners who had premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund Shares generally will not recognize any gain or loss as a result of the Reorganization.

If the Acquired Fund sells securities before its Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that such the Acquired Fund must make to its shareholders before consummating its Reorganization.

As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of the Acquired Fund’s accumulated capital loss carryforwards (plus any net capital loss that Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization may be subject to an annual limitation under Sections 382 and 383 of the Code.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Fund involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Fund Shares it receives.

The Trust has not sought a tax ruling from the Internal Revenue Service (“IRS”) but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the IRS or the courts and does not preclude the IRS from adopting a contrary position. Contract O wners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust, the Manager and the Sub-Adviser for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees.  The Acquiring Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, the Trust, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Most Recent Fiscal Year (Annual Rate Based on Average Net Assets)
AQR Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	0.95% 0.90% 0.85%	0.95%

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2014.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
AQR Fund	All Assets	0.20%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as “Other Expenses” in the fee tables).

The Sub-Adviser

The Acquiring Fund’s investments are selected by AQR Capital Management, LLC (“AQR”), the sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers and the portfolio managers’ business experience.  Information about the portfolio manager’s compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 28, 2014, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
AQR Fund	AQR Capital Management, LLC Two Greenwich Plaza Greenwich, Connecticut 06830 Clifford S. Asness, Ph.D., M.B.A. John M. Liew, PH.D., M.B.A. Brian K. Hurst Yao Hua Ooi
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Sub-Adviser. Dr. Asness co-founded the Sub-Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.

John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Sub-Adviser. Dr. Liew co-founded the Sub-Adviser in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Dr. Liew earned a B.A. in economics, an M.B.A. and a Ph.D. in finance from the University of Chicago.

Brian K. Hurst is a Principal of the Sub-Adviser. Mr. Hurst joined the Sub-Adviser in 1998 and is portfolio manager of its risk parity and managed futures strategies. Mr. Hurst earned a B.S. in economics at the Wharton School at the University of Pennsylvania.

Yao Hua Ooi is a Principal of the Sub-Adviser. Mr. Ooi joined the Sub-Adviser in 2004 and focuses on research and portfolio management of macro-related strategies. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract O wners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their NAV. There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern T ime) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the Trust’s Board of Trustees.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.   Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day’s NAV per share.   Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Acquiring Fund that invest all or substantial portions of their assets in foreign securities, thereby seeking to make that Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract O wners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of contract owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day’s NAV per share.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a separate corporation for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Funds.  Distributions from the Acquiring Funds are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund and the Acquiring Fund’s operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquiring Fund and Acquired Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. Each Fund’s financial statements are included in the Trust’s Annual Report, which is available upon request.

JNL Series Trust Sub-Advised Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/AQR Managed Futures Strategy Fund(e)
Class A
06/30/2014+	$10.30	$(0.06)	$(0.49)	$(0.55)	$—	$—		$9.75	(5.34	) %	$413,254	0%	1.36%	1.36%	(1.33	) %
12/31/2013	9.99	(0.14)	0.83	0.69	(0.37)	(0.01)		10.30	7.08		482,706	0	1.35	1.35	(1.32)
12/31/2012	9.46	(0.12)	0.65	0.53	—	—		9.99	5.60		541,596	0	1.35	1.35	(1.31)
12/31/2011*	10.00	(0.04)	(0.50)	(0.54)	—	—		9.46	(5.40)		459,751	0	1.36	1.36	(1.34)
Class B					—	—
06/30/2014+	10.32	(0.05)	(0.49)	(0.54)	—	—		9.78	(5.23)		102	0	1.16	1.16	(1.13)
12/31/2013	10.02	(0.12)	0.82	0.70	(0.39)	(0.01)		10.32	7.19		107	0	1.15	1.15	(1.12)
12/31/2012	9.47	(0.12)	0.67	0.55	—	—		10.02	5.81		100	0	1.15	1.15	(1.26)
12/31/2011*	10.00	(0.04)	(0.49)	(0.53)	—	—		9.47	(5.30)		95	0	1.16	1.16	(1.14)
JNL/Mellon Capital Global Alpha Fund
Class A
06/30/2014+	10.06	(0.06)	(0.60)	(0.66)	—	—		9.40	(6.56)		45,604	0	1.34	1.35	(1.26)
12/31/2013	10.20	(0.13)	(0.01)	(0.14)	—	—		10.06	(1.37)		231,062	0	1.35	1.35	(1.31)
12/31/2012	10.57	(0.14)	(0.06)	(0.20)	—	(0.17)		10.20	(1.89)		488,407	0	1.35	1.35	(1.29)
12/31/2011	10.47	(0.14)	0.44	0.30	(0.08)	(0.12)		10.57	2.88		515,337	0	1.35	1.35	(1.29)
12/31/2010	9.88	(0.12)	0.71	0.59	—	(0.00	)(f)	10.47	6.00		200,918	0	1.36	1.36	(1.20)
12/31/2009*	10.00	(0.03)	(0.09)	(0.12)	—	—		9.88	(1.20)		62,275	0	1.35	1.35	(1.28)
Class B					—	—
06/30/2014+	10.14	(0.05)	(0.59)	(0.64)	—	—		9.50	(6.31)		137	0	1.10	1.15	(1.03)
12/31/2013	10.26	(0.11)	(0.01)	(0.12)	—	—		10.14	(1.17)		103	0	1.15	1.15	(1.11)
12/31/2012	10.62	(0.12)	(0.07)	(0.19)	—	(0.17)		10.26	(1.78)		219	0	1.15	1.15	(1.09)
12/31/2011	10.49	(0.12)	0.46	0.34	(0.09)	(0.12)		10.62	3.22		247	0	1.15	1.15	(1.09)
12/31/2010	9.89	(0.10)	0.70	0.60	—	(0.00	)(f)	10.49	6.09		196	0	1.16	1.16	(1.01)
12/31/2009*	10.00	(0.03)	(0.08)	(0.11)	—	—		9.89	(1.10)		109	0	1.15	1.15	(1.09)

+	The information as of June 30, 2014 has not been audited.
*	Commencement of operations was as follows: JNL/AQR Managed Futures Strategy Fund - August 29, 2011; JNL/Mellon Capital Global Alpha Fund – September 28, 2009.
(a)	Calculated using the average shares method.
(b)	Annualized for periods less than one year.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)
Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions.  Securities sold short are considered long term investments for purposes of calculating portfolio turnover.

(e)	Consolidated Financial Statements starting year ended December 31, 2013.
(f)	Amount represents less than $0.005.

Outstanding Shares and Principal Shareholders

As of February 27, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts, are the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date.

Fund	Total Number	Number of Class A	Number of Class B
Global Alpha Fund	4,900,129.897	4,885,182.106	14,947.791

As of the Record Date, February 27, 2015, to the Trust’s knowledge, no persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record.

*     *     *     *     *

APPENDIX A

Plan Of Reorganization

JNL Series Trust
JNL/Mellon Capital Global Alpha Fund
JNL/AQR Managed Futures Strategy Fund

This Plan of Reorganization (“Plan”) has been entered into on April 24, 2015, by JNL Series Trust (the “Trust”), a Massachusetts business trust, on behalf of its JNL/AQR Managed Futures Strategy Fund (“Acquiring Fund”) and JNL/Mellon Capital Global Alpha Fund (“Acquired Fund”).

Whereas, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies; and

Whereas the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein; and

Whereas Article IV, Section 3 of the Trust's Declaration of Trust, dated June 1, 1994 (the “Declaration of Trust”), authorizes the Board of Trustees to direct the management of the business and affairs of the Trust; and

Whereas the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund;

Now, Therefore, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below:

1.
The Closing Date shall be April 24, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that:

a.
the transaction will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code); the Acquired Fund will recognize no gain or loss on the transfer of the assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities or on the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund’s basis in each asset will be the same as the Acquired Fund’s basis therein immediately before the reorganization transaction, and the Acquiring Fund’s holding period for each asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); an Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; and an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund

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shares will include, in each instance, its holding period for those Acquired Fund shares, provided the Acquired Fund shareholder holds those Acquired Fund shares as capital assets at the Closing Date; and

b.
the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the prospectus of the Trust.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees.  The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

In Witness Whereof, JNL Series Trust, on behalf of the JNL/Mellon Capital Global Alpha Fund and the JNL/AQR Managed Futures Strategy Fund, has each caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST
By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

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APPENDIX B

More Information on Strategies and Risk Factors

JNL/AQR Managed Futures Strategy Fund
Class A and B

Investment Objective.  The investment objective of the Fund is to seek positive absolute returns.

Principal Investment Strategies.  To pursue its investment objective, the Fund invests primarily in a portfolio of futures contracts, futures-related instruments and swaps (defined below).  The Fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, swaps and forward contracts across four major asset classes (commodities, currencies, fixed income and equities).  The Fund’s universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Generally, the Fund invests in futures contracts, futures-related instruments and equity swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures and swaps, global developed fixed income futures and bond futures and swaps (collectively, “Instruments”).  The Fund will seek to gain exposure to commodity futures and swaps primarily by investing in the Subsidiary, which invests primarily in those futures and swaps (as described more fully below).  These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities.  The Fund may also invest in fixed income securities, money market instruments, and cash.  There are no geographic limits on the market exposure of the Fund’s assets.  This flexibility allows the Sub-Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.  The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity Instruments.  Once a trend is determined, the Fund will take either a long or short position in the given Instrument.  The owners of a “long” position in a derivative instrument will benefit from an increase in price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in price of the underlying investment.  The size of the position taken will relate to the Sub-Adviser’s confidence in the trend continuing as well as the Sub-Adviser’s estimate of the Instrument’s risk.  The Sub-Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.

The Sub-Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.  The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage.  Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Sub-Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so.  There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Sub-Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect.  Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  Higher volatility generally indicates higher risk.  The Fund’s returns are expected to be volatile; however, the Sub-Adviser, on average, will target an annualized volatility level for the Fund of 10%.  The Sub-Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market or economic conditions.  Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times.  The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage and require the Fund to “set aside” (often referred to as asset segregation”) liquid assets, or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain Instruments that have the economic effect of financial leverage (as described above).  The Fund, however, is not subject to any additional limitations on its net long and short exposures.  For more information on the asset segregation requirements and these and other risk factors, please see the “Principal Risks of Investing in the Fund.”

When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The Sub-Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.  The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities (including U.S. treasury bills), U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity.  These cash or cash equivalent holdings may serve as collateral or coverage for the positions the Fund takes and also earn income for the Fund.  While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.

The Fund intends to make investments through the Subsidiary and may invest up to 25% of the value of its total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to RICs. Unlike the Fund, the Subsidiary may invest without limitation in derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and non-fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary is advised by JNAM and has the same money managers as the Fund. The Trust’s President and Vice President, who are the President and Chief Operating Officer, respectively, of JNAM, serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary’s portfolio pursuant to which JNAM has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays. See section entitled “Management Fee” in the Prospectus.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the

Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or investment techniques of the Fund’s investment adviser otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

●	Commodity-linked derivatives risk
●	Commodities regulatory and tax risk
●	Commodity risk
●	Counterparty and settlement risk
●	Credit risk
●	Currency management strategies risk
●	Currency risk
●	Derivatives risk
●	Emerging markets risk
●	Fixed income risk
●	Foreign regulatory risk
●	Foreign securities risk
●	Forward and futures contract risk
●	Forward foreign currency exchange contracts risk
●	Hedging instruments risk
●	Interest rate risk
●	Investment in money market mutual funds risk
●	Investment in other investment companies risk
●	Investment strategy risk
●	Leverage risk
●	Managed portfolio risk
●	Market risk
●	Model risk
●	Non-diversification risk
●	Portfolio turnover risk
●	Short sales risk
●	Subsidiary risk
●	Swaps risk
●	Tax risk
●	U.S. Government securities risk
●	Volatility risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

●	Commodity-linked notes risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as, the risk and restrictions that may apply to it.

JNL/Mellon Capital Global Alpha Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital Global Alpha Fund is to seek total return.

Principal Investment Strategies.  To achieve this objective, the Fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a complete market cycle; typically a period of several years.  The Fund is not managed to a benchmark index.  Rather than managing to track a benchmark index, the Fund seeks to provide returns that are largely independent of market moves.

The Fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities.  The Fund’s investments will be focused among the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.  The Fund ordinarily invests in at least three countries.  The Fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options and forward contracts, which should enable the Fund’s portfolio managers to implement investment decisions quickly and cost-effectively.  The Fund will use futures and options as a substitute for long and short investments in conventional securities and currencies.  The Fund also will invest in fixed income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income.

The Fund’s Sub-Adviser seeks to deliver value added excess returns (“alpha”) by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.  Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world.  To construct a portfolio of long and short positions, the portfolio managers calculate the expected returns for the asset classes in such countries and then evaluate the relative value of stock and bond markets across equity markets, across bond markets, and among currencies.  The portfolio managers have considerable latitude in allocating the Fund’s assets and in selecting derivative instruments and securities to implement the Fund’s investment approach, and there is no limitation as to the amount of Fund assets required to be invested in any one asset class.  The Fund’s portfolio will not have the same characteristics as its performance baseline benchmark – the Citibank 30-Day Treasury Bill Index – because the Fund seeks excess return above the benchmark.  The portfolio managers also assess and manage the overall risk profile of the Fund’s portfolio.

For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive expected returns for stocks, bonds, and currencies in each country. The models then incorporate the risk and correlation of those assets with robust risk controls in order to come up with a portfolio that is expected to produce positive returns that have a low correlation with major markets.  The portfolio managers tend to favor markets in developed countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among long-term government bond markets.  The most relevant long-term bond yield within each country serves as the expected return for each bond market.  The portfolio managers tend to favor developed countries whose bonds have been identified as offering greater return for bearing inflation and interest rate risks.

The portfolio managers determine the relative value of equities versus bonds within a specific country market by comparing the expected returns for the country’s equities and bonds.  When assessing the relative valuation of equity versus bond markets, the portfolio managers are measuring the “risk premium” within a country, that is, whether there is, and, if so, how much of, an increased return for having investment exposure to asset classes that are perceived to be riskier.  The portfolio managers then determine the allocation of the Fund’s assets between the country’s equity and bond markets.

The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The Fund will use to a significant degree derivative instruments, such as options, futures, and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy.  The Fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the Fund.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  The Fund also may purchase or sell securities on a forward commitment (including “TBA” (to be announced) basis).  These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The Fund may “sell short” securities and other instruments that it does not own, with the intention of purchasing them back later at a lower price, enabling the fund to profit if prices fall.  The portfolio managers, however, intend to employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered “leverage” and involves unlimited risk.  The Fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

●	Allocation risk
●	Commodity-linked derivatives risk
●	Commodity-linked notes risk
●	Commodities regulatory and tax risk
●	Credit risk
●	Currency risk
●	Derivatives risk
●	Foreign regulatory risk
●	Foreign securities risk
●	Forward foreign currency exchange contracts risk
●	Interest rate risk
●	Managed portfolio risk
●	Non-diversification risk
●	Swaps risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

●	Counterparty and settlement risk
●	Industry concentration risk
●	Issuer risk
●	Leverage risk
●	Liquidity risk
●	Market risk
●	Short sales risk
●	Tax risk

●	Temporary defensive positions and large cash positions risk
●	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

Glossary of Risks

Allocation risk – The Fund is subject to the risk of changes in market and economic conditions when determining and revising the selection and percentages of allocations among appropriate Underlying Funds.

Commodity-linked derivatives risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-linked notes risk– Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.  There may be a change in the tax treatment of commodity-linked notes, which could impact the Fund’s use of commodity-linked notes in the implementation of its investment strategy.  The Fund could lose money investing in commodity-linked notes.

Commodities regulatory and tax risk –Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, an increase in margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives.

The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.  Although the Internal Revenue Service (“IRS”) previously issued numerous private letter rulings that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries (“controlled foreign corporations”) that invest in commodities and commodity-linked derivative instruments constitute “qualifying income” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended  (“Internal Revenue Code”) (“Subchapter M”), the IRS suspended the issuance of these rulings in 2011.  If the IRS changes the position it took in those rulings and publishes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy.

Each Fund that has a wholly owned subsidiary, organized under the laws of the Cayman Islands, that invests in commodities and related instruments has received an opinion of counsel that the income and gain the Fund derives from the subsidiary should be qualifying income under Subchapter M.  An opinion of counsel, however, is not binding on the IRS or the courts.

Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted.  The value of a Fund with exposure to the commodities market may decline and fluctuate in a rapid and unpredictable manner.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” below, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest

Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-Adviser expects.  In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses.  Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Currency risk – Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Derivatives risk – The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include swaps (including interest rate swaps and credit default swaps), options, futures contracts, forward currency contracts, reverse repurchase agreements, other OTC contracts, and certain exchange-traded funds. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Funds’ investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser or Sub-Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When  a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund may not receive the collateral the day the collateral is called for.

Events affecting the creditworthiness of a Fund’s counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in adverse market conditions.  In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including liquidity, market, counterparty, credit, and currency risks. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” below) and counterparty risk (see “Counterparty Risk” above), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” above) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for a Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

Emerging markets risk – Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property.  Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Fixed income risk –The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. In addition, there may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Hedging instruments risk– The Fund, may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risks by using other derivative investments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk.  The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in the Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

Investment in money market mutual funds risk – The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Investment strategy risk – The Adviser or Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser or Sub-Adviser in using these investment strategies may not produce the returns expected by the Adviser or Sub-Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage risk – Certain transactions, such as reverse repurchase agreements, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.  To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions.  Such coverage techniques may not always be successful and the Funds could lose money.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Model risk – Funds that use models bear the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Funds achieve their investment objectives, causing a Fund to underperform its benchmark or other funds with a similar investment objective.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Portfolio turnover risk – The Fund may actively trade securities or instruments in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Subsidiary risk (for JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Commodity Securities Strategy Fund, JNL/BlackRock Global Allocation Fund, and JNL/Ivy Asset Strategy Fund only) – Each such Fund is the sole owner of a Cayman Islands entity (each, a “Subsidiary”).  Each Fund invests directly in its Subsidiary.  By investing in its Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by its parent Fund and are subject to the same risks that apply to similar investments held directly by the Fund (see “Commodity-linked derivatives risk,” “Commodities regulatory and tax risk [except the part thereof relating to federal income tax risks],” and “Commodity Risk” above). There can be no assurance that the investment objective of any Subsidiary will be achieved. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary is managed by the Fund’s Adviser and Sub-Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its parent Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could affect the Fund.

Swaps risk – Swap agreements are subject to the risks of derivatives, including the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Tax risk – The IRS has issued a ruling that causes certain income from commodity-linked swaps, such as a swap to gain exposure to the DJ-UBS Index, to not be considered qualifying income for purposes of the Fund’s being taxed as a regulated investment company under Subchapter M (“RIC”).  Any income derived from direct investments in such commodity-linked swaps commodities, certain other commodity-linked derivatives, and other non-qualifying income must be limited each taxable year to a maximum of 10% of the Fund’s gross income. Failure to qualify as a RIC would subject the Fund to federal income tax on its taxable income at regular corporate rates (without regard to the dividends-paid deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits, subject to the maximum rates on “qualified dividend income” for individuals and certain other non-corporate shareholders.  The Fund’s failure to qualify as a RIC would subject Fund shareholders to the risk of diminished returns.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.  In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.  In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

Through the second quarter of 2012, Fannie Mae and Freddie Mac required U.S. Treasury support through draws under preferred stock purchase agreements.  However, they have repaid some of that amount in dividends.  Both Fannie Mae and Freddie Mac ended the second quarter of 2012 with positive net worth, and as a result, neither required a draw from the U.S. Treasury.  The ultimate survivorship of Fannie Mae and Freddie Mac remains unclear.

Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

APPENDIX C

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2015

JNL SERIES TRUST

JNL/Mellon Capital Global Alpha Fund
(a series of JNL Series Trust)
 (the “Acquired Fund”)

AND

JNL/AQR Managed Futures Strategy Fund
(a series of JNL Series Trust)
 (the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital Global Alpha Fund	JNL/AQR Managed Futures Strategy Fund

This Statement of Additional Information (the “SAI”) relates specifically to the reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to owners of variable life insurance contracts and variable annuity contracts issued by separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of February 27, 2015.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquired and Acquiring Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 033-87244 and 811-8894);

(2)	The Annual Report to Shareholders of the Acquired and Acquiring Fund for the fiscal year ended December 31, 2013 (File Nos. 033-87244 and 811-8894);

(3)	The Semi-Annual Report to Shareholders of the Acquiring Fund and Acquired Fund for the period ended June 30, 2014 (File Nos. 033-87244 and 811-8894).

This SAI is not a prospectus.  A Combined Information Statement and Prospectus dated February 27, 2015 relating to the Reorganization (the “Information Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Mellon Capital Global Alpha Fund merging into JNL/AQR Managed Futures Strategy Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports of JNL/Mellon Capital Global Alpha Fund and JNL/AQR Managed Strategy Futures Fund dated December 31, 2013 and June 30, 2014, respectively. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2014 is intended to present supplemental data as if the proposed Reorganization of JNL/Mellon Capital Global Alpha Fund (the “Acquired Fund”) into JNL/AQR Managed Futures Strategy Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2013. The Reorganization is intended to combine the Acquired Fund with a similar fund advised by Jackson National Asset Management LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM and sub-advised by AQR Capital Management, LLC. Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the Trust decides upon (“Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A and Class B shareholders of the Acquired Fund would become shareholders of Class A and Class B, respectively, of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganization” for more information.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2014, the net assets of the Acquired Fund and the Acquiring Fund were $45,741,019 and $413,356,116, respectively. JNAM has reviewed each Fund’s current portfolio holdings and determined that although some of the Acquired Fund’s holdings are consistent with the investment strategies of the Acquiring Fund, many of the Acquired Fund’s current holdings do not overlap with the Acquiring Fund’s current holdings.  It is currently anticipated that a majority of the Acquired Fund’s holdings will be liquidated in connection with the Reorganization.  The proceeds of such liquidation will be reinvested in assets that are consistent with the Acquiring Fund’s investment process.   The net assets of the pro forma combined fund as of June 30, 2014 would have been $459,097,135 had the Reorganization occurred on that date. The actual net assets of the Global Alpha Fund and the AQR Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the AQR Fund will be received by shareholders of the Global Alpha Fund on the Closing Date.

On a pro forma basis for the twelve months ended June 30, 2014, the proposed Reorganization would result in a decrease of $192,688 in management fees, an increase of $106,145 in administration fees, and no other impact to other operating expenses had the Reorganization occurred on July 1, 2013.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards)

sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of June 30, 2014, the Acquired Fund and the Acquiring Fund had no net capital loss carryforwards.